UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 17, 2020

TRANS-LUX CORPORATION

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(Exact name of registrant as specified in its charter)

Delaware                                       1-2257                        13-1394750

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(State or other jurisdiction        (Commission                (I.R.S. Employer

of incorporation)                          File Number)             Identification No.)

135 East 57th Street, 14th Floor, New York, New York 10022

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(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (800) 243-5544

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 17, 2020, the Company’s Board of Directors appointed Nicholas Fazio to be the Company’s Chief Executive Officer.  Mr. Fazio, 41, was appointed Interim Chief Executive Officer on April 14, 2020, and was appointed a director of the Company on November 19, 2018.  Mr. Fazio has been Director and Chief Executive Officer of Unilumin North America Inc. since 2017.  For further information regarding the biographical information of Mr. Fazio and transactions between the Company and Unilumin North America Inc., please see the Company’s Definitive Proxy Statement filed with the Securities Exchange Commission on August 25, 2020.

Item 5.07                Submission of Matters to a Vote of Security Holders.

On September 17, 2020, at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company, the following matters were submitted to a vote of stockholders of the Company: (1)(a) the approval of the advisory resolution on executive compensation; (1)(b) the approval of the advisory resolution on the frequency of future advisory votes on executive compensation; (2) the election of one director of the Company to serve as a director until the 2023 Annual Meeting of Stockholders, or until the election and qualification of his successor, or his earlier death, resignation or removal; and (3) the ratification of the appointment of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.  Pursuant to the results of the non-binding advisory vote to approve the frequency of stockholder votes on executive compensation, the Board of Directors of the Company has determined that the Company shall hold a stockholder vote on executive compensation every three years.

The total number of shares of the Company’s Common Stock voted in person or by proxy at the Annual Meeting was 12,562,493, representing approximately 93.4% of the 13,446,276 shares outstanding and entitled to vote at the Annual Meeting.  The director nominee was elected and each other matter submitted to a vote of the Company’s stockholders at the Annual Meeting was approved by the requisite vote.  Set forth below is the number of votes cast for, against or withheld, as well as the number of broker non-votes and abstentions as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable.

1(a).     Advisory resolution on executive compensation.

For	Against	Abstain	Broker Non-Votes	Total
11,999,614	65,201	7,000	490,678	12,562,493

1(b).    Advisory resolution on the frequency of future advisory votes on executive compensation.

Three Years	Two Years	One Year	Abstain	Broker Non-Votes	Total
11,704,370	5,860	361,585	-	490,678	12,562,493

2.         Election of Directors.

Nominee	For	Withheld	Broker Non-Votes	Total
Yang Liu	11,579,459	492,356	490,678	12,562,493

3.         Ratification of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

For	Against	Abstain	Broker Non-Votes	Total
12,468,357	75,512	18,624	-	12,562,493

No other business properly came before the Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

TRANS-LUX CORPORATION

by: /s/ Todd Dupee
Todd Dupee
Senior Vice President and
Chief Accounting Officer

Dated: September 21, 2020

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